UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 13, 2015
Date of Report (Date of earliest event reported)
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THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)
 __________________

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)

(310) 207-0272
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2015 annual meeting of stockholders of The Rubicon Project, Inc. (the “Company”) held on May 13, 2015, the Company’s stockholders approved the material terms of the performance goals under The Rubicon Project, Inc. 2015 Executive Cash Incentive Plan (the “Executive CIP”). The Company’s Board of Directors (the “Board”) previously adopted the Executive CIP, subject to such stockholder approval. A summary of the material terms of the Executive CIP is included in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on April 2, 2015 (the “Proxy Statement”). The summary of the Executive CIP contained in the Proxy Statement is incorporated by reference into this Item 5.02(e) and qualified in its entirety by reference to the actual text of the Executive CIP, a complete copy of which is filed as an exhibit to the Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE RUBICON PROJECT, INC.

Date: May 18, 2015	By:	/s/ Brian W. Copple
Brian W. Copple
General Counsel and Secretary